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8K-22796.DOC


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C. 20549




                                   FORM 8_K


                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



                      Date of Report:  February 28, 1996




                                U S WEST, Inc.



A Delaware     Commission File     IRS Employer Identification
Corporation     Number 1-8611     No. 84-0926774



              7800 East Orchard Road, Englewood, Colorado 80111


                       Telephone Number (303) 793_6500

Item 5.  Other Events

U S WEST Media Group issued a press release on February 27, 1996 substantially in the form attached hereto as Exhibit 99.


Item 7.  Exhibits

Exhibit     Description

99     Press Release issued February 27, 1996 entitled "U S WEST Media Group
   Announces Continental Cablevision Has Agreed To a Merger, Creating a World Leader in Cable Communications."



                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     U S WEST, Inc.

     /s/ STEPHEN E. BRILZ
     By:___________________________
     Stephen E. Brilz
     Assistant Secretary

Dated:  February 28, 1996